Exhibit 99.2



symbotic

REINVENT THE WAREHOUSE®

REIMAGINE THE SUPPLY CHAIN

Q2'22 Supplemental

Q2'22 Highlights

REVENUE

- Revenue in Q2'22 rose 315% YoY to $96.3 million as deployment continued for multiple customer production systems during the quarter.

PROFITABILITY

- Q2'22 gross margin of 17.6%, was up from 15.1% in Q2'21 but down sequentially from last quarter as steel cost increases were passed on to customers with no mark up.
- Adjusted operating expenses increased sequentially by $7.4 million due primarily to one-time sales, general and administrative expenses.

OPERATIONS

- Business combination with SoftBank sponsored SPAC, SVF Investment Corp. 3, on track to close in June 2022.
- Hired Michael J. Loparco as CEO.

Quarterly Financial Summary

Statement of Operations

Unaudited
($ in millions, except Gross Margin)

	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	YoY
REVENUE	$23.2	$131.5	$91.7	$77.1	$96.3	315%
GROSS PROFIT	$3.5	($0.3)	$7.8	$14.5	$16.9	383%
Gross Margin	15.1%	(0.3%)	8.6%	18.8%	17.6%	247 bp
ADJUSTED OPERATING EXPENSES						
R&D	$16.9	$16.9	$18.4	$21.7	$22.4	33%
SG&A	$12.6	$10.9	$13.5	$14.1	$20.8	65%
Total Adjusted Operating Expenses	$29.5	$27.8	$31.9	$35.8	$43.2	46%
ADJUSTED EBITDA	($26.0)	($28.1)	($24.1)	($21.3)	($26.2)	N/M
CAPEX	1.4	2.7	6.9	7.5	1.1	(21%)
FREE CASH FLOW*	($27.4)	($30.8)	($31.0)	($28.8)	($27.3)	N/M
RECONCILIATION TO NET INCOME						
ADJUSTED EBITDA	*($26.0)*	*($28.1)*	*($24.1)*	*($21.3)*	*($26.2)*	*N/M*
Business Combination Transaction Expenses	*0.0*	*(1.1)*	*(1.6)*	*(0.2)*	*(1.3)*	*N/A*
Employee Incentive Plans	*0.0*	*(7.2)*	*(4.5)*	*(0.3)*	*(0.9)*	*N/A*
Depreciation & Amortization	*(0.9)*	*(1.4)*	*(1.3)*	*(1.3)*	*(1.4)*	*56%*
NET (LOSS)	*($26.9)*	*($37.8)*	*($31.4)*	*($23.1)*	*($29.9)*	*N/M*

*Free Cash Flow defined as Adjusted EBITDA less Capex.

Figures may not total due to rounding.

Adjusted EBITDA is a non-GAAP financial measure. See "Use of Non-GAAP Financial Information" for more information.

Additional Information

USE OF NON-GAAP FINANCIAL INFORMATION

This communication contains non-GAAP financial measures, including adjusted EBITDA. Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; unit-based compensation; business combination transaction expenses; and other non-recurring items that may arise from time to time. In addition to Symbotic's financial results determined in accordance with U.S. generally accepted accounting principles ("GAAP"), Symbotic believes that adjusted EBITDA, a non-GAAP financial measure, is useful in evaluating the performance of its business because it highlights trends in its core business. This non-GAAP measure has limitations as an analytical tool. Symbotic does not, nor does it suggest that investors should, consider any non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Symbotic recommends that investors review the reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure provided in the financial statement tables included above and in the press release issued by Symbotic on May 10, 2022, and not rely on any single financial measure to evaluate our business.

ABOUT SYMBOTIC

Symbotic LLC is a robotics and automation-based product movement technology platform focused on transforming the consumer goods supply chain. Symbotic has spent more than a decade perfecting its warehouse automation platform to disrupt the supply chain of goods between manufacturers and consumers. Symbotic's unique platform, with more than 250 issued patents, is an end-to-end system that reimagines every aspect of the warehouse and is fueled by a unique combination of proprietary software and a fleet of fully autonomous robots. The system enhances storage density, increases available SKUs, reduces product damage and improves throughput and speed to customers. Symbotic is rapidly growing with a pipeline to build its transformative systems for Fortune 100 retailers and wholesalers in new and existing warehouses throughout the United States and Canada. For more information about Symbotic, visit https://www.symbotic.com.

ABOUT SVF INVESTMENT CORP. 3

SVF Investment Corp. 3 is a blank check company formed by an affiliate of SoftBank Investment Advisers ("SBIA"). Through the SoftBank Vision Funds, SoftBank LatAm Funds and the SB Opportunity Fund, SBIA is investing more than $175 billion in many of the world's leading technology companies, including those they helped take public such as 10X Genomics, Aurora, Auto1, Autostore, Berkshire Gray, Beike, Compass, Coupang, DiDi, Dingdong Maicai, DoorDash, Exscientia, Full Truck Alliance, Grab, Guardant Health, IonQ, JD Logistics, OneConnect, Opendoor, Paytm, PingAn Good Doctor, Policybazaar, Qualtrics, Relay Therapeutics, Roivant, Seer, Slack, Uber, View, Vir, WeWork, Zhangmen, ZhongAn Insurance and Zymergen. SBIA's global reach, unparalleled ecosystem, and patient capital help founders build transformative businesses.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, SVF Investment Corp. 3's ("SVF") and Warehouse Technologies LLC's ("Symbotic") expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SVF's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on March 23, 2022, SVF's registration statement on Form S-4 (File No. 333-262529) (as amended, the "Registration Statement") filed with and declared effective by the SEC and SVF's final proxy statement and prospectus filed with the SEC on May 9, 2022 (the "Final Proxy Statement/Prospectus"). These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and SVF and Symbotic believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither SVF nor Symbotic is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which SVF has filed or will file from time to time with the SEC.

Additional Information

FORWARD-LOOKING STATEMENTS (continued)

In addition to factors previously disclosed in SVF's Annual Report on Form 10-K filed with the SEC on March 23, 2022, the Registration Statement and the Final Proxy Statement/Prospectus and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to a business combination between SVF and Symbotic (the "Business Combination") pursuant to that certain Agreement and Plan of Merger, dated December 12, 2021 (the "Merger Agreement"), by and among SVF, Symbotic, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp., including approval by shareholders of SVF and unitholders of Symbotic on the expected terms and schedule; delay in closing the Business Combination; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of SVF and Symbotic; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the termination of any of certain subscription agreements entered into by SVF with certain parties in connection with the Merger Agreement; the amount of redemption requests made by SVF's shareholders; the effect of the announcement or pendency of the transaction on Symbotic's business relationships, performance, and business generally; the ability to meet NASDAQ listing standards following the consummation of the Business Combination; the amount of the costs, fees, expenses and other charges related to the transaction; the ability of SVF to issue equity securities in connection with the transaction; and other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SVF's and Symbotic's control. While all projections are necessarily speculative, SVF and Symbotic believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that SVF and Symbotic, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SVF and is not intended to form the basis of an investment decision in SVF. All subsequent written and oral forward-looking statements concerning SVF and Symbotic, the proposed transaction or other matters and attributable to SVF and Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed Business Combination involving SVF and Symbotic.

In connection with the proposed Business Combination, the Registration Statement, which includes a proxy statement/prospectus (the "Proxy Statement"), has been declared effective by the SEC and SVF filed the Final Proxy Statement/Prospectus on May 9, 2022. The Final Proxy Statement/Prospectus will also be sent to the shareholders of SVF and unitholders of Symbotic, as of the respective record dates for voting, seeking any required shareholder or unitholder approval. Before making any voting or investment decision, investors and security holders of SVF and Symbotic are urged to carefully read the entire Registration Statement and Final Proxy Statement/Prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by SVF with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, the documents filed by SVF may be obtained free of charge from SVF at https://www.svfinvestmentcorp.com/svfc/. Alternatively, these documents can be obtained free of charge from SVF upon written request to SVF INVESTMENT CORP. 3, 1 Circle Star Way, San Carlos, California 94070, United States Attn: Secretary, or by calling 650-562-8100.

Additional Information

PARTICIPANTS IN THE SOLICITATION
SVF, Symbotic and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SVF, in favor of the approval of the Business Combination. Additional information regarding the interests of those participants, the directors and executive officers of Symbotic and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and the Final Proxy Statement/Prospectus and any other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

SYMBOTIC INVESTORS RELATIONS CONTACT
Jeff Evanson
Vice President, Investor Relations & Corporate Development
Symbotic
ir@symbotic.com

SVF INVESTMENT CORP. 3 CONTACT
svfinvestmentcorp@softbank.com


symbotic
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